SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                December 23, 2002
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
             (Exact name of registrant as specified in its charter)





     DELAWARE                        0-21527                  06-1276882
-------------------------      --------------------       ---------------------
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)




                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ----------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                           ----------------------------
                         (Registrant's telephone number,
                              including area code)



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                            MEMBERWORKS INCORPORATED


Item 5. Other Events.

MemberWorks Incorporated (the "Company" or "MemberWorks") announced on December 23, 2002, that it signed a marketing agreement with America Online, Inc. ("AOL"), the world's leading interactive services company, to promote its membership programs to tens of millions of AOL members.

Under the agreement, MemberWorks will market nine of its membership programs across the AOL service, providing AOL members access to merchandise offers and savings on a comprehensive mix of top-tier, brand-name benefits. The agreement provides for minimum payments to AOL of $1 million in December 2002 and $3 million throughout the 2003 calendar year in exchange for minimum advertising commitments.

MemberWorks expects revenues before deferral from members enrolled under the one-year agreement to be at least $7 million during calendar 2003 and $3 million during fiscal 2003. However, in accordance with the Company's revenue recognition policy, these revenues will be deferred and recognized as the refund privileges expire. MemberWorks also expects this relationship to be profitable during calendar 2003 before the application of Staff Accounting Bulletin 101, "Revenue Recognition in the Financial Statements". The Company will be required to expense the $1 million and $3 million minimum payments in the December 2002 and March 2003 quarters, respectively.

Accordingly, MemberWorks is revising its fiscal 2003 earnings and operating cash flow guidance to reflect the minimum payments. The Company now expects earnings per share of $0.13 to $0.16 for the December quarter and $1.15 to $1.25 for the 2003 fiscal year compared to previous guidance of $0.19 to $0.22 and $1.40 to $1.50, respectively. Operating cash flow before working capital is now expected to be $9 to $11 million for the December quarter and $46 to $50 million for the 2003 fiscal year compared to previous guidance of $10 to $12 million and $48 to $52 million, respectively.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are included as part of this report:

99.1     Press release of Registrant, dated December 23, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MEMBERWORKS INCORPORATED
                                   (Registrant)


Date:  December 23, 2002          By: /s/ Gary A. Johnson
                                      --------------------------
                                  Gary A. Johnson, President and
                                  Chief Executive Officer


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